EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a    Articles of Incorporation  of Twentieth  Century  Investors,  Inc.,
             dated July 2, 1990.  (filed as a part of  Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  Commission  File No.  2-14213,  filed on February  29,
             1996, and incorporated herein by reference.)

EX-99.B1b    Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             November 20, 1990. (filed as a part of Post-Effective Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1c    Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation  and  Twentieth  Century  Investors,  Inc.,  a Delaware
             corporation,   dated  February  22,  1991.  (filed  as  a  part  of
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  Commission File No. 2-14213, filed on
             February 29, 1996, and incorporated herein by reference.)

EX-99.B1d    Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             August 11, 1993. (filed as a part of  Post-Effective  Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1e    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             September 3, 1993. (filed as a part of Post-Effective Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1f    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             April 28, 1995. (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1g    Articles  Supplementary  of  Twentieth  Century  Investors,   dated
             November 17, 1995. (filed as a part of Post-Effective Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1h    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             January 30, 1996. (filed as a part of Post-Effective  Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1i    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             March 11, 1996. (filed as a part of Post-Effective Amendment No. 75 to the  Registration  Statement  on Form  N-1A  of the  Registrant,
             Commission  File  No.   2-14213,   filed  on  June  14,  1996,  and
             incorporated herein by reference.)

EX-99.B1j    Articles of Amendment of Twentieth  Century  Investors,  Inc. dated
             December 2, 1996. (filed as a part of Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference.)

EX-99.B1k    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996. (filed as a part of Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference.)

EX-99.B1l    Articles Supplementary of American Century Mutual Funds, Inc. dated
             July 28, 1997.

EX-99.B1m    Articles Supplementary of American Century Mutual Funds, Ind. dated
             December 18, 1997.

EX-99.B2a    Bylaws of Twentieth  Century  Investors,  Inc.  (filed as a part of
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  Commission File No. 2-14213, filed on
             February 29, 1996, and incorporated herein by reference.)

EX-99.B2b    Amendment of Bylaws of American  Century Mutual Funds,  Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 to the Registration
             Statement  on Form N-1A of  American  Century  Capital  Portfolios,
             Inc., Commission File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.B4 Specimen certificate representing shares of common stock of American Century Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference.)

EX-99.B5 Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997.

EX-99.B6 Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, dated January 15, 1998 (filed as Exhibit 6 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, Commission File No. 2-94608, filed on January 30, 1998.)

EX-99.B8a    Global Custody  Agreement  between The Chase Manhattan Bank and the
             Twentieth  Century and Benham  funds,  dated  August 9, 1996 (filed
             Exhibit-99.B8 as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government
             Income Trust, Commission File No. 2-99222, filed February 7, 1997, and incorporated herein by reference.)

EX-99.B8b    Master Agreement  between Commerce Bank, N.A. and Twentieth Century
             Services,  Inc.  dated  January  22,  1997  (filed  as  a  part  of
             Post-Effective  Amendment No. 76 to the  Registration  Statement on
             Form N-1A of the Registrant,  Commission File No. 2-14213, filed on
             February 28, 1997, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-1421113, filed on February 28, 1997, and incorporated herein by reference).

EX-99.B10    Opinion and Consent of Charles A. Etherington, Esq.

EX-99.B14    Model Retirement Plans (filed as Exhibits 14(a),  14(b),  14(c) and
             14(d)  to  Pre-Effective   Amendment  No.  2  to  the  Registration
             Statement on Form N-1A of Twentieth Century World Investors,  Inc.,
             Commission File No. 33-39242, filed May 6, 1991, and incorporated herein by reference).

EX-99.B15a   Master  Distribution  and  Shareholder  Services  Plan of Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth  Century  Strategic  Asset  Allocations,  Inc. and
             Twentieth  Century  World  Investors,  Inc.  (Advisor  Class) dated
             September 3, 1996 (filed as a part of Post-Effective  Amendment No.
             9 on Form  N-1A  of  American  Century  Capital  Portfolios,  Inc.,
             Commission File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference.)

EX-99.B15b   Amendment No. 1 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated June 13,  1997 (filed as a part of  Post-Effective  Amendment
             No.  77  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, Commission File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.B15c   Amendment No. 2 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997.

EX-99.B15d   Shareholder  Services Plan of Twentieth Century Capital Portfolios,
             Inc.,   Twentieth  Century  Investors,   Inc.,   Twentieth  Century
             Strategic  Asset  Allocations,  Inc. and  Twentieth  Century  World
             Investors, Inc. (Service Class) dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 on Form N-1A of American
             Century Capital Portfolios, Inc., Commission File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference.)

EX-99.B16    Schedules for Computations of Advertising Performance Quotations.

EX-99.B17    Power of Attorney dated January 23, 1998.

EX-99.B18a   Multiple Class Plan of Twentieth Century Capital Portfolios,  Inc.,
             Twentieth  Century  Investors,  Inc.,  Twentieth  Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated  September  3,  1996  (filed  as  a  part  of  Post-Effective
             Amendment  No.  9  on  Form  N-1A  of  American   Century   Capital
             Portfolios,  Inc., Commission File No. 33-64872,  filed on February
             17, 1998, and incorporated herein by reference.)

EX-99.B18b   Amendment No. 1 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual  Funds,  Inc.  dated June 13, 1997 (filed as a part of
             Post-Effective  Amendment No. 77 to the  Registration  Statement on
             Form N-1A of the Registrant,  Commission File No. 2-14213, filed on
             July 17, 1997, and incorporated herein by reference).

EX-99.B18c   Amendment No. 2 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated September 30, 1997.

EX-27.1.1    Financial Data Schedule for Growth Fund.

EX-27.1.2    Financial Data Schedule for Select Fund.

EX-27.1.3    Financial Data Schedule for Ultra Fund.

EX-27.1.4    Financial Data Schedule for Vista Fund.

EX-27.1.5    Financial Data Schedule for Giftrust.

EX-27.4.6    Financial Data Schedule for Cash Reserve Fund.

EX-27.5.7    Financial Data Schedule for Benham Bond Fund.

EX-27.1.8    Financial Data Schedule for Heritage Fund.

EX-27.7.9    Financial Data Schedule for Balanced Fund.

EX-27.5.10   Financial Data Schedule for Limited-Term Bond Fund.

EX-27.5.11   Financial Data Schedule for Intermediate-Term Bond Fund.

EX-27.1.12   Financial Data Schedule for New Opportunities Fund.

EX-27.5.13   Financial Data Schedule for Benham High-Yield Fund.